                                                                 Exhibit 10(xii)

                       CONFIDENTIAL TREATMENT REQUESTED

     Confidential Portions of This Amendment Which Have Been Redacted Are Marked With Brackets ("[***]"). The Omitted Material Has Been Filed Separately With The United States Securities and Exchange Commission.


                      AMENDMENT NO. 2 TO CREDIT AGREEMENT
                      -----------------------------------


          THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT (this "Amendment") dated as
                                                          ---------
of July 25, 2001, by and among NATIONAL DATA CORPORATION, a Delaware corporation, as Borrower, the banks and other financial institutions listed on the signature pages hereof, as Lenders, and BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois, as Administrative Agent, Swing Line Lender and LC Issuer.

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, Borrower, the Lenders, and the Administrative Agent are parties to a certain Credit Agreement dated as of January 31, 2001, as amended by a certain Amendment No. 1 to Credit Agreement dated as of May 22, 2001 (as so amended, the "Credit Agreement"; capitalized terms used in this Amendment without definition that are defined in the Credit Agreement shall have the meanings in this Amendment as specified for such capitalized terms in the Credit Agreement);

          WHEREAS, Borrower and Lenders have agreed to amend the Credit Agreement in certain respects as set forth in this Amendment;

          NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          SECTION 1.  Amendments to Credit Agreement. Subject to the
                      -------------------------------
satisfaction of the conditions precedent set forth in Section 2 hereof, and effective as of the Effective Date (as hereinafter defined), Section 1.1 of the Credit Agreement is hereby amended by deleting the defined terms "Initial
                                                                  -------
MedUnite Assets", "Initial MedUnite Transaction", and "Subsequent MedUnite
---------------    ----------------------------        -------------------
Transactions" and accompanying definitions, and substituting in lieu thereof the
------------
following defined terms and accompanying definitions:

          "Initial MedUnite Assets" means those assets to be transferred to
           -----------------------
     MedUnite pursuant to the Initial MedUnite Transaction, such assets to be comprised of tangible assets having an aggregate book value of approximately [***] (in each case as reflected on the Borrower's March 31, 2001 pro forma financial statements furnished to the Lenders), all of which assets are used in connection with the Borrower's physician real-time and batch

                                        [***] - CONFIDENTIAL TREATMENT REQUESTED

     clearinghouse network business based in Norcross, Georgia, and Richmond, Virginia, and include the Norcross computer network data center, and contracts with payers, providers and EDI clearinghouses.

          "Initial MedUnite Transaction" means the transfer and assignment by
           ----------------------------
     Borrower to MedUnite of the Initial MedUnite Assets, together with contributed liabilities of the Borrower of approximately [***] (as reflected on the Borrower's March 31, 2001 pro forma financial statements furnished to the Lenders) to be assumed by MedUnite, in exchange for capital stock of MedUnite representing 17.9% of the total equity of MedUnite.

          "Subsequent MedUnite Transactions" means one or more cash Investments
           --------------------------------
     made by the Borrower in MedUnite, subsequent to the Initial MedUnite Transaction, in exchange for capital stock of MedUnite in an aggregate amount for all such cash Investments not to exceed [***].

          SECTION 2.  Conditions to Effectiveness of Amendment.  This Amendment
                      ----------------------------------------
shall become effective on the first day when the Administrative Agent shall have received counterparts of this Amendment as executed on behalf of Borrower and the Lenders, together with the Acknowledgment and Agreement of Subsidiary Guarantors as executed on behalf of the Subsidiary Guarantors. Such date shall be the "Amendment No. 2 Effective Date" for purposes of this Amendment.
        ------------------------------

          SECTION 3.  Status of Obligations.  Borrower hereby confirms and
                      ---------------------
agrees that all Loans and all other Obligations outstanding under the Credit Agreement and the other Loan Documents as of the date hereof were duly and validly created and incurred by Borrower thereunder, that all such outstanding amounts are owed in accordance with the terms of the Credit Agreement and other Loan Documents, and that there are no rights of offset, defense, counterclaim, claim or objection in favor of Borrower arising out of or with respect to any of the Loans or other Obligations of Borrower to the Administrative Agent or the Lenders, and any such rights of offset, defense, counterclaim, claims or objections have been and are hereby waived and released by Borrower.

          SECTION 4.  Representations and Warranties of Borrower.  Borrower,
                      ------------------------------------------
without limiting the representations and warranties provided in the Credit Agreement, represents and warrants to the Lenders and the Administrative Agent as follows:

          4.1 The execution, delivery and performance by Borrower of this Amendment are within Borrower's corporate powers, have been duly authorized by all necessary corporate action (including any necessary shareholder action) and do not and will not (a) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the certificate of incorporation or by-laws of Borrower, or any indenture, agreement or other instrument to which Borrower is a party or by which Borrower or any of its properties is bound or (b) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

          4.2 This Amendment constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

          4.3 After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

          4.4 The representations and warranties of Borrower contained in the Credit Agreement are true and accurate on and as of the date of this Amendment, except for changes expressly permitted under the terms of the Credit Agreement and except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and accurate as of such earlier date).

          4.5 Since February 28, 2001, there have been no events, acts, conditions or occurrences of whatever nature, singly or in the aggregate, which have had, or could reasonably be expected to have, a Material Adverse Effect.

          SECTION 5.  Survival.  Each of the foregoing representations and
                      --------
warranties shall be made at and as of the date of this Amendment and shall be deemed to have been made as of the Amendment No. 2 Effective Date. Each of the
                                             -----
foregoing representations and warranties shall constitute a representation and warranty of Borrower under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time when made or deemed to have been made. Each of the foregoing representations and warranties shall survive and not be waived by the execution and delivery of this Amendment or any investigation by the Lenders or the Administrative Agent.

          SECTION 6.  Ratification of Credit Agreement and Loan Documents.
                      ---------------------------------------------------
Except as expressly amended herein, all terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement (as amended herein) and the other Loan Documents. All future references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

          SECTION 7.  Indemnity.   In consideration of the amendments agreed to
                      ----------
by the Lenders pursuant to this Amendment, Borrower hereby indemnifies the Administrative Agent, and each Lender, and their respective officers, partners, directors, employees, representatives and agents from, and hold each of them harmless against, any and all costs, losses, liabilities, claims, damages or expenses incurred by any of them (whether or not any of them is designated a party thereto) (an "Indemnitee") arising out of or by reason of any investigation, litigation or other proceeding related to this Amendment, the Credit Agreement or any other Loan Documents or any actual or proposed use of the proceeds of any of the Loans, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding; provided, however, Borrower shall not be obligated to indemnify any Indemnitee for any of the foregoing arising out of such Indemnitee's gross negligence or willful misconduct.

          SECTION 8.  No Waiver, Etc.  Borrower hereby agrees that nothing
                      ---------------
herein shall constitute a waiver by the Lenders of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement. Borrower hereby further agrees that no action, inaction or agreement by the Lenders, including without limitation, any indulgence, waiver, consent or agreement altering the provisions of the Credit Agreement which may have occurred with respect to the non-performance of any obligation under the terms of the Credit Agreement or any portion thereof, or any other matter relating to the Credit Agreement, shall require or imply any future indulgence, waiver, or agreement by the Lenders.

          SECTION 9.  Binding Nature.  This Amendment shall be binding upon and
                      --------------
inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

          SECTION 10.  Costs and Expenses.  Borrower shall be responsible for
                       ------------------
the costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

          SECTION 11. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                      -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

          SECTION 12. Entire Understanding.  This Amendment sets forth the
                      --------------------
entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

          SECTION 13. Counterparts.  This Amendment may be executed in any
                      ------------
number of counterparts and by the different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                   NATIONAL DATA CORPORATION


                                   By: /s/ Patricia A. Wilson
                                      -------------------------
                                      Name:  Patricia A. Wilson
                                      Title: General Counsel

                                   BANK ONE, NA,
                                   as Administrative Agent, Lender, LC Issuer and Swing Line Lender


                                   By: /s/ Jennifer Schmoll
                                      --------------------------------
                                      Name:  Jennifer Schmoll
                                      Title: Customer Service Officer

                                   SUNTRUST BANK,
                                   as Lender


                                   By: /s/ Robert Massenburg
                                      -----------------------------
                                      Name:  Robert Massenburg
                                      Title: Director

                                   WACHOVIA BANK, N.A.
                                   as Lender


                                   By: /s/ Karen H. McClain
                                      ----------------------------
                                      Name:  Karen H. McClain
                                      Title: Senior Vice President

             ACKNOWLEDGMENT AND AGREEMENT OF SUBSIDIARY GUARANTORS
             -----------------------------------------------------


          Reference is hereby made to the within and foregoing Amendment No. 2 to Credit Agreement, dated as of July 25, 2001, by and among NATIONAL DATA CORPORATION, a Delaware corporation ("Borrower"), BANK ONE, NA, a national banking association, as Administrative Agent, Lender, Swing Line Lender and LC Issuer, SUNTRUST BANK, a Georgia banking corporation, as Lender, and WACHOVIA BANK, N.A., a national banking association, as Lender ("Amendment No. 2"; capitalized terms used herein that are defined in Amendment No. 2 or in the "Credit Agreement" as defined in Amendment No. 2 being used herein with the respective meanings assigned to such capitalized terms in Amendment No. 2 or the Credit Agreement, as the case may be). Each of the undersigned, which is a Subsidiary Guarantor under the terms of the Subsidiary Guarantee as provided in the Credit Agreement, hereby acknowledges and agrees that (i) the undersigned has consented to the foregoing Amendment No. 2, (ii) the Subsidiary Guarantee and the other Loan Documents to which each of the undersigned is a party shall remain in full force and effect on and after the date hereof, and (iii) each of the undersigned hereby reaffirms and restates its obligations and liabilities under the Subsidiary Guarantee and the other Loan Documents to which each of the undersigned is a party after giving effect to Amendment No. 2.

     This Acknowledgment and Agreement of Subsidiary Guarantors made and delivered as of July 25, 2001.

                              GUARANTORS:
                              ----------

                              NDC HEALTH INFORMATION SERVICES
                              (ARIZONA) INC., as a Subsidiary Guarantor


                              By:  ________________________________
                                   Name:
                                   Title:


                              SOURCE INFORMATICS INC.,
                              as a Subsidiary Guarantor


                              By:  ________________________________

                                   Name:
                                   Title:

                              THE COMPUTER PLACE, INC.,
                              as a Subsidiary Guarantor


                              By:_____________________________
                                   Name:
                                   Title: